UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2022

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	IMGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2022 annual meeting of shareholders of ImmunoGen, Inc. (the “Company”) held on June 15, 2022 (the “2022 Annual Meeting”), shareholders approved an amendment to our Amended and Restated 2018 Employee, Director and Consultant Equity Incentive Plan (the “Equity Incentive Plan”) to increase the number of shares authorized for issuance thereunder by 13,000,000. The Board of Directors of the Company approved the amendment to Equity Incentive Plan on April 1, 2022, subject to shareholder approval.

A summary description of the terms of the Equity Incentive Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2022 (the “Proxy Statement”) under the section of the Proxy Statement entitled “Amendment to our 2018 Employee, Director and Consultant Equity Incentive Plan to Increase the Number of Shares Authorized for Issuance Thereunder by 13,000,000 (Proposal 4)” which is qualified by the full text of the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting, shareholders fixed the number of Directors constituting the full Board of Directors of the Company at nine as follows:

For:	156,458,503
Against:	602,410
Abstain:	970,421
Broker Non-Votes:	25,775,973

At the 2022 Annual Meeting, shareholders elected nine Directors as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Stuart A. Arbuckle	153,948,650	4,082,684	25,775,973
Mark J. Enyedy	155,066,915	2,964,419	25,775,973
Mark Goldberg, MD	104,686,106	53,345,228	25,775,973
Tracey L. McCain, Esq.	153,314,079	4,717,255	25,775,973
Stephen C. McCluski	154,945,808	3,085,526	25,775,973
Dean J. Mitchell	104,724,631	53,306,703	25,775,973
Kristine Peterson	105,000,623	53,030,711	25,775,973
Helen M. Thackray, M.D.	156,597,980	1,433,354	25,775,973
Richard J. Wallace	154,720,595	3,310,739	25,775,973

At the 2022 Annual Meeting, shareholders voted to approve an amendment to our Restated Articles of Organization (the “Amendment”) to increase the number of authorized shares of our common stock from 300,000,000 to 600,000,000 as follows:

For:	177,336,256
Against:	5,516,937
Abstain:	954,114
Broker Non-Votes:	0

At the 2022 Annual Meeting, shareholders voted to approve the amendment to the Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 13,000,000 as follows:

For:	138,996,544
Against:	17,993,078
Abstain:	1,041,712
Broker Non-Votes:	25,775,973

At the 2022 Annual Meeting, shareholders voted, on an advisory basis, to approve the compensation paid to our named executive officers, as described in the Proxy Statement (referred to as the “say-on-pay vote”) as follows:

For:	154,412,592
Against:	2,163,585
Abstain:	1,455,157
Broker Non-Votes:	25,775,973

At the 2022 Annual Meeting, shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 as follows:

For:	179,042,753
Against:	3,897,306
Abstain:	867,248
Broker Non-Votes:	0

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated 2018 Employee, Director and Consultant Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL (eXtensible Business Reporting Language) document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: June 17, 2022	By:	/s/ Renee Lentini
Renee Lentini
Vice President, Chief Accounting Officer